FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
        Date of Report (Date of earliest event reported): April 11, 2008

                           PINPOINT RECOVERY SOLUTIONS CORP.
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                (Exact Name of Registrant as Specified in Its Charter)

         Delaware                   333-146970                    26-2214000
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(State or other jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)

4300 W. Cypress Street, Suite 370, Tampa, Florida                    33607
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   (Address of principal executive offices)                       (Zip Code)

          Registrant's telephone number, including area code: (813) 879-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

      On June 26, 2007, in connection with the acquisition by Pinpoint Recovery Solutions Corp., a Delaware corporation ("Pinpoint"), of the assets of Neucap, Inc., a Florida corporation (formerly "S.A.L.T. Payroll Consultants, Inc.") (the "Holder"), Pinpoint issued a promissory note (the "Note") in partial consideration for such assets in favor of the Holder in original aggregate principal amount of $1,881,550 (the "Principal"). On January 10, 2007, the Holder and Pinpoint executed an amendment to the Note ("Amendment No. 1 to Promissory Note"), extending the Maturity Date (as defined in the Note) from December 26, 2007 to March 31, 2008 (as so extended, the "Extended Maturity Date") in exchange for Pinpoint's promise to pay to the Holder. Copies of the Note and Amendment No. 1 to Promissory Note are filed as Exhibits 10.5 and 10.6, respectively, to Pinpoint's Registration Statement on Form SB-2/A (File No. 333-146970) filed on January 23, 2008 and this summary is qualified in its entirety by reference thereto. There are two shareholders of the Holder, Kevin Cappock (our President and Chief Executive Officer) and Robert Neuman (our Executive Vice President and Chief Operating Officer).

      On April 11, 2008, Pinpoint and the Holder executed a second amendment to the Note ("Amendment No. 2 to Promissory Note") extending the Extended Maturity Date to March 31, 2009 (the "Second Extended Maturity Date") and providing for accrued interest to be added to the outstanding Principal as set forth in Amendment No. 2 to Promissory Note, and adjusting the interest thereon to 7.25% per annum after March 31, 2008. In addition, Pinpoint agreed to make cash payments for both interest and principal when its month-end checking account balance exceeds $225,000; provided, however, that any such payment shall be limited to the amount that, immediately after effecting such payment, would reduce Pinpoint's checking account balance to not less than $200,000. This summary of Amendment No. 2 to Promissory Note is qualified in its entirety by reference to the copy thereof attached hereto as Exhibit 10.1

Item 9.01. Financial Statements and Exhibits.

      (d)   Exhibits

Exhibit No.         Exhibit Description
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10.1                Amendment No. 2  to Promissory Note in favor of Neucap, Inc.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Date: April 17, 2008

                                          PINPOINT RECOVERY SOLUTIONS CORP.

                                          By: /s/ Jon D. Leslie
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                                              Name:  Jon D. Leslie
                                              Title: Chief Financial Officer